Filed pursuant to Rule 497

File No. 333-149374

What is a Business Development Company?

A Business Development Company, or BDC, is a category of investment company created by Congress in 1980 under the Investment Company Act of 1940 (the 1940 Act) to facilitate the flow of capital to private companies. The 1940 Act is the same regulatory framework that allowed the average investor access to mutual funds in 1940.

BDCs provide retail investors direct access to the private equity and private debt investment markets, which typically have been dominated by accredited investors. These are high-net-worth individuals or institutions, such as pension funds and endowments, that have been able to meet the high minimum investment requirements imposed by private equity firms, and have had specialized investment expertise at hand to evaluate such investments.

What are the advantages of a non-traded BDC

compared to a traded BDC?

While a BDC may list its shares for trading in the public markets, we have elected not to do so. We believe that a non-traded model offers significant advantages for shareholders compared to the publicly traded model. For example, as the recent credit crisis unfolded, and in recognition of the problems associated with their legacy portfolios built during the credit excesses of earlier this decade, most publicly-traded BDCs exhibited extreme share price volatility and traded at significant discounts to net asset value per share for a protracted period. Since BDCs are prohibited by the 1940 Act from issuing shares at a price below net asset value, and banks were no longer extending credit to publicly-traded BDCs due to concerns about their balance sheets, publicly-traded BDCs were not able to access capital for quite some time. As such, most publicly-traded BDCs were forced to stand by idly while problems in their portfolios accumulated, unable to capitalize on the favorable investing environment. As a non-traded BDC, FS Investment Corporation is able to raise capital based on net asset value in all investing environments, and our shareholders may not be subjected to the extreme share price volatility associated with the public markets. To attempt to provide our shareholders with liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program.

ADVANTAGES OF A NON-TRADED BDC IN AN INDIVIDUAL INVESTOR’S PORTFOLIO

▶	Access to investments that have historically been dominated by high-net-worth and institutional investors.	▶	Potential for active management to produce higher returns by exploiting market inefficiencies.

▶	Professionally managed investments.	▶	Regulated investment vehicle with transparent disclosure and periodic reporting.
▶	Potential to reduce risk by diversifying an individual’s investment over a broader portfolio of asset classes.

There is no guarantee that FS Investment Corporation will achieve these or any of its other investment goals.

Investing in private equity and private debt is subject to significant risks and may not be suitable for all investors. These risks may include limited operating history, reliance on investment advisor, potential conflicts of interest, payment of substantial fees to the investment advisor and the dealer manager, potential illiquidity and liquidation at more or less than the original amount invested.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and it must be read along with the prospectus to fully understand the offering. The offering is made only by a prospectus filed with the Department of Law of the State of New York. The Attorney General of the State of New York has not passed on or endorsed the merits of this offering.

   How does a BDC fit into an investment portfolio?

Alternative Investments, such as private equity and private debt, have become commonplace among institutional investors for their ability to provide diversification and their return potential. Further, alternative assets tend to be less efficiently priced than traditional securities, which provides an opportunity to earn higher portfolio returns through active management.

According to the National Association of College and University Business Owners, endowments with over $1 Billion in assets allocate, on average, 54% of their assets to Alternatives, excluding real estate. Broad diversification among asset classes has been a key element in the average institution’s strong performance on a risk-adjusted basis compared to the typical retail portfolio.

FSIC provides an opportunity for retail investors to access the diversification benefits and return potential of alternative assets such as senior secured loans of U.S. corporate issuers.

    Is a non-traded BDC similar to a non-traded Real Estate Investment Trust (REIT)?

A BDC is a pooled investment vehicle that invests in equity or debt of private companies just as a REIT invests in real estate. A REIT and a BDC have no material differences with the exception of the underlying assets in which they invest. From a regulatory standpoint, they both must file periodic SEC reports such as Forms 10-K and 10-Q, and comply with the Sarbanes-Oxley Act of 2002. Non-traded varieties are also both subject to state and NASAA regulations.

From a tax perspective, most BDCs and REITs are structured as regulated investment companies (RICs) to provide tax-advantaged, pass-through treatment of ordinary income and long-term capital gains directly to stockholders. No corporate tax is paid if at least 90% of taxable income is distributed in a timely manner and applicable tax rules are complied with.

Finally, both BDCs and REITs are governed by an Independent Board of Directors to ensure the proper alignment of interests. We list these and other characteristics shared by both structures in the table to the right.

Non-traded BDCs and REITs Share Characteristics	BDC	REIT
Underlying Investments	Priv. Eq. or Debt	Real Estate
SEC Registered	Yes	Yes
Standard SEC financial reporting (10-K, 10-Q)	Yes	Yes
Externally Advised	Yes	Yes
Subject to state and NASAA regulations	Yes	Yes
Distribute 90% of income to avoid corporate tax	Yes	Yes
Must meet various “asset” tests	Yes	Yes
Must comply with Sarbanes-Oxley	Yes	Yes
Exit strategy: liquidate portfolio, list company or merge	Yes	Yes